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                                                                    Exhibit 10.1


                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (the "Agreement") is made as of March 14, 2003 by and between_________________ ("Purchaser") and Dyax Corp. ("Company"), whereby the parties agree as follows:

         The Purchaser shall buy from the Company and the Company shall sell to the Purchaser _____________ shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), at a price of $1.86 per share for an aggregate purchase price of $______________ (the "Purchase Price").

         The Shares are being issued and sold pursuant to a registration statement on Form S-3, File No. 333-86904, which registration statement has been declared effective by the Securities and Exchange Commission. The Company is delivering herewith prior to funding a prospectus supplement dated March 14, 2003 on Form 424(b)(5), which includes the prospectus dated May 3, 2002 (together, the "Prospectus"), regarding the sale of the Shares, which electronic delivery Purchaser acknowledges and accepts by signing below. The Shares are free of restrictive legends and are free of any resale restrictions.

         The Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the closing date of the transaction contemplated hereby, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Not later than March 19, 2003:

         1. The Purchaser shall deliver a check for the Purchase Price to the attention of Steve Galliker at the Company or wire the Purchase Price to the Company to the account set forth below.


DOMESTIC WIRE TRANSFER:                 INTERNATIONAL WIRE TRANSFER:
--------------------------------------------------------------------------------
Instruct the paying financial           Instruct the paying financial
institution or the payor to             institution or the payor
route all domestic wire transfers       financial institution or the payor
via FEDWIRE to the following            to the to route all international wire
ABA Number:                             transfers to Silicon Valley Bank:

TO:                 SIL VLY BK SJ       CREDIT:  SILICON VALLEY BANK
                                                 3003 TASMAN DRIVE
ROUTING & TRANSIT:  121140399                    SANTA CLARA, CA 95054, USA

FOR CREDIT OF:      DYAX CORP           ROUTING & TRANSIT #:   \\FW:121140399

CREDIT ACCOUNT #:   3300388449          SWIFT CODE:            SVBKUS6S

BY ORDER O      [NAME OF SENDER]        FOR CREDIT OF:   DYAX CORP

                                        FINAL CREDIT ACCOUNT #: FNC - 3300388449

                                        BY ORDER OF:   [NAME OF SENDER]

--------------------------------------------------------------------------------
                                  IMPORTANT!!!!

Wire instructions MUST designate your FULL TEN DIGIT ACCOUNT NUMBER. Wires received by Silicon Valley Bank with INCOMPLETE or INVALID ACCOUNT NUMBERS MAY BE DELAYED AND COULD POSSIBLY REQUIRE RETURN TO THE SENDING BANK DUE TO
NEW REGULATIONS.
--------------------------------------------------------------------------------

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         2. Unless instructed below to deliver share certificates or otherwise instructed by the Purchaser in writing, upon receipt of the Purchase Price, the Company shall cause its transfer agent to transmit the Shares electronically to the Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission system.

         Purchaser DWAC Instructions:
                                     ------------------------------------------
         DTC No.
                ---------------------------------------------------------------
         Account No.
                    -----------------------------------------------------------
         Account Name:
                      ---------------------------------------------------------

         FOR DELIVERY OF SHARE CERTIFICATES ONLY (instead of crediting an account through the Deposit Withdrawal Agent Commission system), please complete the following:

         Account Name(s):
                         ------------------------------------------------------
         Account Address:
                         ------------------------------------------------------
         Contact Person:
                        -------------------------------------------------------
         Telephone:
                   ------------------------------------------------------------
         Facsimile:
                   ------------------------------------------------------------

         3. Notices to the Company shall be delivered to:

         Dyax Corp.
         300 Technology Square
         Cambridge, MA 02139
         Attn: Henry E. Blair, President and Chief Executive Officer Facsimile Telephone: (617) 374-3773

         4. Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original. This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to the conflicts of law principles thereunder.

AGREED AND ACCEPTED, as of the date indicated above:

                                   DYAX CORP.

                                   By:
                                      -----------------------------------------
                                      Henry Blair
                                      President and Chief Executive Officer


                                                                               2

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                                      Purchaser Name:

                                      -----------------------------------------
                                      [Name]

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------
                                      Address for Notice:
                                                         ----------------------

                                                         ----------------------

                                                         ----------------------


                                                                               3


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                                   SCHEDULE 1

      PURCHASER                      NUMBER OF SHARES   AGGREGATE PURCHASE PRICE
      ---------                      ----------------   ------------------------
American Skandia Trust
Fed Aggressive Growth                     187,300              $348,378.00
Federated Kaufmann Fund                 1,148,269            $2,135,780.34
Federated Kaufmann Small Cap Fund          66,700              $124,062.00
Lancet Capital Health Ventures, L.P.    1,344,087            $2,500,001.82
Loeb Partners Corporation Agent         1,075,269            $2,000,000.34
Margrit Kelly                             400,000              $744,000.00
Francis and Margrit Kelly                 500,000              $930,000.00
                                     -------------------------------------------
Total:                                  4,721,625            $8,782,222,50